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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                     ------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                         Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 30, 1998
                                                  ------------------

                   MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC.
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                  (Exact name of registrant as specified in charter)

          DELAWARE                 0-22136                  77-0332937
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 (State or other jurisdiction   (Commission File           (IRS Employer
       of incorporation)             Number)             Identification No.)

   113 TYNAN WAY, PORTOLA VALLEY, CA                   94028
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 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code          (650) 529-0730
                                                        ------------------------

                                         N/A
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            (Former name or former address, if changed since last report.)




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Item 3.   Bankruptcy or Receivership

          On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division. On October 28, 1998 the Registrant's Plan of Reorganization was confirmed.


Item 7.   Financial Statements and Exhibits

Exhibit No.                        Description

99.27 Summary of Financial Status of the Registrant for the month ended November 1998, as required by the United States Bankruptcy
                                   Court, Norther District of California,
                                   Oakland Division.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                              -------------------------------------------------
                                             (Registrant)

Date: December 23, 1998       BY:       /s/ RICHARD J. REDETT
                                   --------------------------------------------
                              NAME:   Richard J. Redett
                              TITLE:  President and Chief Executive Officer